Exhibit 99.1

Reed’s Announces Appointment of Damian Warshall as Chief Operating Officer

NORWALK, CT, (April 24, 2026) — Reed’s, Inc. (NYSE American: REED) (“Reed’s” or the “Company”), owner of the nation’s leading portfolio of handcrafted, natural ginger beverages, today announced the appointment of Damian Warshall as Chief Operating Officer, effective April 27, 2026.

Mr. Warshall is a seasoned consumer packaged goods (CPG) operations executive with deep expertise in scaling beverage manufacturing operations, enhancing supply chain efficiency and driving profitable growth across complex organizations. Most recently, he served as Chief Operating Officer at Pittston Co-Packers, where he led the revitalization of a large-scale beverage manufacturing facility and secured a multi-million-dollar revenue pipeline. Prior to this, he served as Vice President of Operations at Munk Pack, leading production and commercialization initiatives, including a nationwide retail launch. Mr. Warshall is well known to Reed’s, having previously served as Vice President of Operations. He holds an M.B.A. from the University of Virginia’s Darden School of Business and a B.S.B.A. in Accounting and Finance from Georgetown University.

“Damian’s operational leadership and proven ability to build efficient, scalable manufacturing and supply chain systems position him well to enhance execution across our business operations,” said Neal Cohane, Interim Chief Executive Officer of Reed’s. “He brings a strong track record of driving operational discipline, improving cost structures and supporting profitable growth, which we believe will be critical as we continue to optimize our business. We believe his experience will be instrumental in strengthening our operational foundation, improving margins and creating long-term value for our shareholders.”

Mr. Warshall added, “I’m excited to return to Reed’s as Chief Operating Officer and to work alongside the team to further strengthen our operational capabilities. Our priorities will focus on driving efficiencies across our manufacturing and logistics network, increasing throughput, and enhancing execution with our partners. Delivering more consistent, scalable performance will be a central focus in 2026 and beyond as we continue to build a stronger, more efficient operating platform.”

About Reed’s, Inc.

Reed’s is an innovative company and category leader that provides the world with high quality, premium and better-for-you beverages. Established in 1989, Reed’s is a leader in craft beverages under the Reed’s®, Virgil’s® and Flying Cauldron® brand names. The Company’s beverages are now sold in over 32,000 stores nationwide.

Forward-Looking Safe Harbor Statement

This press release contains forward-looking statements which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts, reflect management’s expectations as of the date of this press release, and involve certain risks and uncertainties. Forward-looking statements include, but are not limited to, statements herein with respect to implied or express statements regarding the anticipated contributions and impact of the executive appointment, and the Company’s expectations regarding its business strategies and plans and its ability to create long-term value for our shareholders. These forward-looking statements are based on our current expectations and may differ materially from actual results due to a variety of factors, including the risk factors and uncertainties described under the caption “Risk Factors” in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on March 25, 2026. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

Investor Relations Contact

Sean Mansouri, CFA or Aaron D’Souza

Elevate IR

ir@reedsinc.com

(720) 330-2829